UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                    -----------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): November 3, 2004
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                               CYTOGEN CORPORATION
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               (Exact Name of Registrant as Specified in Charter)

       Delaware                         000-14879               22-2322400
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(State or Other Jurisdiction     (Commission File Number)     (I.R.S. Employer
     of Incorporation)                                       Identification No.)

    650 College Road East, CN 5308, Suite 3100, Princeton, NJ         08540
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          (Address of Principal Executive Offices)                   (Zip Code)

       Registrant's telephone number, including area code: (609) 750-8200
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          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02       RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On November 3, 2004, Cytogen Corporation announced its financial results for the quarter ended September 30, 2004, and reaffirmed its recently revised 2004 full year financial guidance. The full text of the November 3, 2004 press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

     The information in this Form 8-K and the exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits.

      Exhibit No.    Description
      -----------    -----------

         99.1        Press Release of Cytogen Corporation dated November 3, 2004

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                CYTOGEN CORPORATION



                                                By: /s/ Michael D. Becker
                                                   -----------------------------
                                                   Michael D. Becker
                                                   President and Chief Executive
                                                   Officer

Dated:   November 3, 2004

                                  EXHIBIT INDEX


   Exhibit No.       Description
   -----------       -----------

      99.1           Press Release of Cytogen Corporation dated November 3, 2004